UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

NETWORK CADENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6569 South Greenwood Plaza Boulevard
Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(877) 711-6492
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Network Cadence, Inc., now known as Verecloud, Inc. (the “Company”), for the six months ended June 30, 2009, filed with the Securities and Exchange Commission (“SEC”) on September 1, 2009 (the “Original Current Report”).  This Amendment amends the Original Current Report by amending and restating the unaudited financial statements for the six months ended June 30, 2009 through the refiling of Exhibit 99.1, Proforma Balance Sheet and Statement of Operations of Network Cadence, Inc. and Exhibit 99.2, Audited Financials of Cadence II, LLC.  Accordingly, Exhibits 99.1 and 99.2 and the financial information contained in the Original Current Report should not be relied upon.

On May 26, 2009, the membership interests of Pat Burke and Ann Burke, totaling 51% of Cadence II, were purchased by Cadence II pursuant to a purchase agreement by and among Cadence II, Pat Burke and Ann Burke, dated as of May 26, 2009, as previously disclosed as Exhibit 10.2 to the Company’s Form 8-K dated September 1, 2009. The aggregate purchase price was $3,609,244 which was comprised of $661,977 in cash, $2,800,000 in a promissory note, $123,000 in property, and $24,267 estimated value in future health insurance benefits for Pat and Ann Burke. The excess of the purchase price over 51% of the tangible net assets (the two members’ equity accounts) of $2,437,177 was previously accounted for as goodwill. Subsequent to June 30, 2009, the goodwill balance of $2,437,177 was fully impaired due to substantial doubt about the Company’s ability to continue as a going concern. The restated financial statements account for this amount as a repurchase of Company stock, recorded as treasury stock and then retired. As a result, the goodwill impairment of $2,437,177 that was booked to operating expenses has been removed.

A summary of the changes to the balance sheet as of June 30, 2009 is shown below. This restatement had no impact on the audited financial statements for the years ended December 31, 2008 and 2007:

	Previously
	Reported	Adjustment	Restated
Current assets	$1,985,503		$1,985,503
Property and equipment	72,046		72,046
Other assets	2,459,962	(2,437,177)	22,785
Total assets	$4,517,711	$(2,437,177)	$2,080,334

Current liabilities	$1,376,163		$1,376,163
Long term debt	1,680,000		1,680,000
Stockholders' equity (deficit)	1,461,348	(2,437,177)	(975,829)
Total liabilities and stockholders’ equity (deficit)	$4,517,711	$(2,437,177)	$2,080,334

Item 9.01 Financial Statements and Exhibits

(a)          Financial statements of business acquired

Network Cadence and Subsidiaries Consolidated Financial Statements for the years ended December 31, 2008 and 2007 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)          Exhibits

Exhibit #	Description	Reference

2.1	Share Exchange Agreement by and among Sage Interactive, Inc., Cadence II, LLC and John McCawley dated as of August 31, 2009	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

3.1	Articles of Incorporation for Sage Interactive, Inc.	Incorporated by reference as Exhibit 3.1 from the Company's Form 10SB filed October 30, 2007

3.2	Amended Articles of Incorporation for Sage Interactive, Inc. changing the name to Network Cadence, Inc. dated as of August 31, 2009.	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

3.3	Bylaws of Sage Interactive, Inc.	Incorporated by reference as Exhibit 3.2 from the Company's Form 10SB filed October 30, 2007

10.1	Services Agreement by and between Mobile Satellite Ventures LP and Cadence LLC, dated as of May 26, 2006, as amended.	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

10.2	Purchase Agreement by and among Cadence II, LLC, Pat Burke and Ann Burke dated as of May 26, 2009	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

10.3	Promissory Note dated of May 26, 2009 by Cadence II, LLC	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

23.1	Auditor Consent Letter	Incorporated by reference as Exhibit 99.1 from the Company’s Form 8-K filed September 1, 2009

99.1	Proforma Balance Sheet and Statement of Operations of Network Cadence, Inc.	Attached herewith

99.2	Audited Financials of Cadence II, LLC	Attached herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERECLOUD, INC.

Date: March 19, 2010	By:	/s/ John McCawley
John McCawley
Chief Executive Officer

Exhibit Index

Exhibit #	Description	Reference

2.1	Share Exchange Agreement by and among Sage Interactive, Inc., Cadence II, LLC and John McCawley dated as of August 31, 2009	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

3.1	Articles of Incorporation for Sage Interactive, Inc.	Incorporated by reference as Exhibit 3.1 from the Company's Form 10SB filed October 30, 2007

3.2	Amended Articles of Incorporation for Sage Interactive, Inc. changing the name to Network Cadence, Inc. dated as of August 31, 2009.	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

3.3	Bylaws of Sage Interactive, Inc.	Incorporated by reference as Exhibit 3.2 from the Company's Form 10SB filed October 30, 2007

10.1	Services Agreement by and between Mobile Satellite Ventures LP and Cadence LLC, dated as of May 26, 2006, as amended.	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

10.2	Purchase Agreement by and among Cadence II, LLC, Pat Burke and Ann Burke dated as of May 26, 2009	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

10.3	Promissory Note dated of May 26, 2009 by Cadence II, LLC	Incorporated by reference as Exhibit 2.1 from the Company's Form 8-K filed September 1, 2009

23.1	Auditor Consent Letter	Incorporated by reference as Exhibit 99.1 from the Company’s Form 8-K filed September 1, 2009

99.1	Proforma Balance Sheet and Statement of Operations of Network Cadence, Inc.	Attached herewith.

99.2	Unaudited Financials of Cadence II, LLC	Attached herewith.